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                                                                       ANNEX A2





TO:  EXPORT-IMPORT BANK OF THE UNITED STATES
     811 VERMONT AVENUE, N.W.
     WASHINGTON, D.C. 20571
     ATTENTION:  VICE PRESIDENT - UNITED STATES DIVISION

                             LOAN AUTHORIZATION NOTICE


     We hereby notify the Export-Import Bank of the United States ("Eximbank") that, pursuant to the delegated authority granted by Eximbank to the undersigned institution (the "Lender") under the Delegated Authority Letter Agreement referred to below between the Lender and Eximbank, we have issued an Eximbank Guarantee under the Master Guarantee Agreement between Eximbank and the Lender, of the loan identified below from the Lender to the Borrower (the "Loan"). The Loan is subject to the specific terms and conditions set forth below. Unless otherwise defined, the capitalized terms used herein shall have the meanings set forth in the Master Guarantee Agreement.

(1)  DOCUMENTATION AND LOCATION OF LOAN DOCUMENTS:

     Name of Lender:     Silicon Valley Bank
                     -----------------------------------

     Delegated Authority Letter Agreement Number: CA - DA - 96 - AA - 003
                                                    ------------------------

     Master Guarantee Agreement Number: CA - MGA - 96 - 003
                                        -------------------

     Borrower Agreement Date: September 19, 1998
                              ------------------------------------
     Location of Loan Documents for Loan: 3003 Tasman Drive
                                          ------------------------
                                          Santa Clara, CA 95054
                                          ------------------------

     If the Borrower was assisted by a city/state export agency, please provide the name of the agency, contact person, and telephone number.

     None.
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

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(2)  BORROWER'S NAME AND ADDRESS: The full name, address, contact person, telephone and telefax number of the Borrower are as follows:

     Truevision, Inc.
     2500 Walsh Avenue
     Santa Clara, CA 95051


     Contact:    Mr. R. John Curson, Chief Financial Officer
     Phone       (408) 562-4200
     Fax #:      (408) 562-4066

     IS THE BORROWER A SMALL BUSINESS AS STIPULATED BY SBA GUIDELINES?

       X   YES       NO
     -----     -----


(3) GUARANTOR'S NAME AND ADDRESS: The full name, address, telephone and telefax numbers of each guarantor is as follows:


     "NONE"


     [If there are no guarantors, the word "None" must be inserted above in order for this Notice to be considered complete.

(4)  THE ITEMS TO BE FINANCED:

     A. The items: (Complete description of goods and services to be exported, e.g. machine tools, electronic components, logs, etc.)

          Digital video production and imaging products for personal computers.

          SIC Code(s) 3671
                      ----

     B. Are Performance Guarantees (e.g. bid bonds, performance bonds, advance payment guarantees in the form stand-by letters of credit) to be issued under this Loan?

     / / Yes If yes, approximately what percentage of the Loan will be utilized for performance guarantees? ______________

     /X/  No


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(5)  LOAN AMOUNT, DISBURSEMENT TERMS AND CONDITIONS AND DISBURSEMENT RATES:

     A.   Loan Amount: US$2,000,000 (Two Million U.S. Dollars),

     B.   Disbursement Terms and Conditions:

     /X/  *Disbursements will be made against multiple Export Orders.

     / /  Disbursements will be made against a specific contract.

* Disbursements against export-related inventory shall be based upon a percentage of export versus domestic sales as determined by Borrower's prior six-month sales mix.

     C.   Disbursement Rates by Categories of Collateral:


          1 . INVENTORY: The Disbursement Rate for Collateral categorized as Inventory shall be as follows:

               60 percent (Inventory disbursements limited to US$1,000,000)
               --

          2. ACCOUNTS RECEIVABLE: The Disbursement Rate for Collateral categorized as Accounts Receivable shall be as follows:

               80 percent advance rate against eligible Foreign Accounts
               --
               Receivable (Non Distributor).

               65 percent advance rate against eligible Foreign Accounts
               --
               Receivable (Distributor).

          3.   Other (specify)____________________________________________

                              ___ percent
     D.   Type of Loan:

     /X/  The Loan is a Revolving Loan.

          For Revolving Loans identify the top three countries of export:
                United Kingdom
          -----------------------------
                Ireland
          -----------------------------
                France
          -----------------------------

          Estimated Total Export Sales to be supported by this Loan: $20,000,000
                                                                     -----------

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     / /  The Loan is a Transaction Specific Loan.


          For Transaction Specific Loans identify contract or purchase order:

          Country of Export: _____________________________________

          Contract Price:    $____________________________________

          Contract Number: _____________________________________

          Contract Date:     _____________________________________

          Parties:           _____________________________________


(6)  SECURITY INTERESTS IN THE LOAN COLLATERAL:

     Valid and enforceable, perfected security interests in the following Collateral, and the proceeds thereof.


     A.   FIRST PRIORITY IN THE FOLLOWING:

     / /  All Inventory.

     /X/  All export-related Inventory.

     / /  Contract-related Inventory.

     / /  All Accounts Receivable.

     /X/  All Export-related Accounts Receivable.

     / /  Contract-related Accounts Receivable.

     /X/  Other Collateral please specify.

          Junior lien to Lender on all of the Borrower's other assets securing the non-Eximbank guaranteed loan(s).


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B.   ADDITIONAL COLLATERAL:

     Other, please specify. ___________________________________________


     TO THE EXTENT APPLICABLE, "EXPORT-RELATED INVENTORY" SHALL MEAN ALL OF THE BORROWER'S INVENTORY WHICH IS INTENDED TO BE SOLD PURSUANT TO EXPORT ORDERS. UNLESS THE EXPORT-RELATED INVENTORY CAN BE EFFECTIVELY SEGREGATED, FOR PURPOSES OFC[SIM RECOVERIES UNDER THE MASTER GUARANTEE AGREEMENT, THE EXPORT-RELATED INVENTORY WILL BE DETERMINED ON A PRO-RATA BASIS COMPARING AS OF THE DATE OF DEFAULT THE AMOUNT OUTSTANDING UNDER THE LOAN WITH THE AGGREGATE AMOUNT OUTSTANDING UNDER ALL OTHER SHORT TERM INVENTORY FINANCING OF THE BORROWER. IF THE LENDER ELECTS TO SEPARATELY COLLATERALIZE THE TEN PERCENT (10%) PORTION OF THE LOAN NOT GUARANTEED BY EXIMBANK, THE LENDER SHALL FULLY DESCRIBED SUCH SEPARATE COLLATERAL IN SECTION 8 OF THIS NOTICE IN ORDER FOR THIS NOTICE TO BE CONSIDERED COMPLETE.


(7) TERMS OF Sale (not to exceed 90 days; check all that apply; at least one must be checked in order for this Notice to be considered complete):


     /X/  Confirmed Irrevocable letters of credit.

     /X/  Irrevocable letters of credit.

     / / Open account insured through Eximbank export credit insurance for comprehensive and political risk.

     / / Open account insured through non-Eximbank export credit insurance for comprehensive commercial and political risk.

     / /  Cash payment received prior to shipment.

     /X/  Open account uninsured (pre-approved by Silicon Valley Bank).

     / / Sight drafts documents against payment (also known as "documentary collections").


     / / Other terms. [If checked, any SLICII terms of sale must be fully described on an attached addendum in order for this Notice to be considered complete.]


(8)  LENDER'S INTEREST RATE:    SVB-PRIME RATE + 0.25% PER ANNUM.


     Other Fees:     None.
                     -----

     Are you separately collateralizing the 10% portion of this Loan?  No  X
                                                                          ---

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     ___  Yes  If yes, please specify separate collateral. _____________

                     _______________________________________________________


     Note: The Lender cannot collateralize its retained 10% risk with cash, cash equivalents or marketable securities from either the Borrower, any Guarantor, or any of the Exporter's Affiliates (as defined in Section 7(b) of the Delegated Authority Letter Agreement) or any third party guarantors.

(9)  FACILITY FEE:

     /X/ Loan Amount is for less than or equal to $2,000,000: In connection with the commitment of the Guarantee, the Lender shall charge the Borrower a Facility Fee equal to 75 basis points of the total Loan Amount for a term of up to six (6) months or less, or 150 basis points of the total Loan Amount for a term of greater than six (6) and up to twelve (12) months. In all cases, the Lender shall remit 25 basis points of the total Loan Amount TO Eximbank within five (5) Business Days after the Closing Date.
                                         Facility Fee remitted: $5,000
                                                                ------

     / / Loan amount is for more than $2,000,000: In connection with the commitment of the Guarantee, the Lender shall charge the Borrower a
          Facility Fee as shown below:    Not Applicable.

          Facility Fee on first $2,000,000             $30,000
                                                     ------------

          Facility Fee on portion over $2,000,000         +0
                                                     ------------

          Total Facility Fee remitted:                  $5,000
                                                     ------------

(10)      AVAILABILITY DATE:     September 18,  1999
                                 -------------------


(11) COUNTRY LIMITATIONS: From time to time, Eximbank will provide updated Country Limitation Schedules to all Lenders active in the Working Capital Guarantee Program, and to all Delegated Authority Lenders.
          It is the Lender's responsibility to provide a copy to the Exporter within seven (7) Business Days of receipt. The updated Country Limitation Schedule will supersede the previous Country Limitation Schedule.

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          IN WITNESS WHEREOF, the Lender has caused this instrument to be sealed this 25th day of September, 1998.


LENDER:       SILICON VALLEY BANK


By: /s/ MIKE SELFRIDGE                    By: /s/ RUPY AHLUWALIA
    ----------------------------              ----------------------------
    (SIGNATURE)                               (SIGNATURE)


Name:    MIKE SELFRIDGE                   Name:   RUPY AHLUWALIA
    ----------------------------              ----------------------------


Title:   SENIOR VICE PRESIDENT            Title:  ASSISTANT VICE PRESIDENT
    ----------------------------              ----------------------------



Address:                                  Telephone: 408-654-7158
                                                     ---------------------
        3003 TASMAN DRIVE
        -----------------
        SANTA CLARA, CA 95054             Telefax:   408-496-2418
                                                     ---------------------



Receipt acknowledged by:

EXPORT-IMPORT BANK OF THE UNITED STATES


By:
      ---------------------------------
      (SIGNATURE)

Name:
      ---------------------------------

Title:
      ---------------------------------

Date:
      ---------------------------------





     Eximbank hereby designates the Loan referred to in this Notice as
     Guaranteed Loan No. ______________________.      (Revised April 1,  1996)


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